UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2015

Fabrinet

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34775	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Intertrust Corporate Services (Cayman) Limited

190 Elgin Avenue

George Town

Grand Cayman

KY1-9005

Cayman Islands

(Address of principal executive offices, including zip code)

+66 2-524-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Not Standing for Reelection

On September 27, 2015, Virapan Pulges informed the Board of Directors of Fabrinet (the “Company”) that he will not be standing for reelection to the Board at the Company’s next annual meeting of stockholders.

Separation Agreement

As previously reported in the Current Report on Form 8-K filed by the Company on August 19, 2015, John Marchetti resigned as Executive Vice President, Chief Strategy Officer of Fabrinet USA, Inc. (“FUSA”), effective December 31, 2015 (the “Separation Date”). In connection with Mr. Marchetti’s resignation, on September 29, 2015, FUSA and the Company entered into a Separation Agreement and Release (the “Separation Agreement”) with Mr. Marchetti. During the period from October 1, 2015 through the Separation Date, Mr. Marchetti will continue as an employee of FUSA and provide certain transition services. As consideration for non-disparagement obligations to FUSA and the Company and a full release of all claims related to Mr. Marchetti’s employment with FUSA, Mr. Marchetti will receive: (1) a lump sum cash payment in the amount of $425,000; (2) a lump sum cash payment in the amount of $138,000, in lieu of the amount of bonus Mr. Marchetti would have received under the Company’s Fiscal 2016 Executive Incentive Plan based on proration and assumed Company performance through the second quarter of fiscal 2016; (3) reimbursement for health care insurance premiums under COBRA through December 31, 2016; (4) accelerated vesting with respect to an aggregate of 40,613 restricted share units; (5) up to $100,000 worth of outplacement services; (6) reimbursement of up to $710 per month for office expenses until the earliest of December 31, 2016 or the date Mr. Marchetti obtains other employment; and (7) payment of accrued vacation, if any.

A copy of the Separation Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Separation Agreement and Release, dated September 29, 2015, by and among Fabrinet, Fabrinet USA, Inc. and John Marchetti

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FABRINET

By:	/s/ Toh-Seng Ng
Toh-Seng Ng Executive Vice President, Chief Financial Officer

Date: October 1, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement and Release, dated September 29, 2015, by and among Fabrinet, Fabrinet USA, Inc. and John Marchetti